SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C. 20549



                                FORM 8-K

                              Current Report


                    Pursuant to Section 13 or 15(d) of
                    The Securities Exchange Act of 1934




            Date of Report (date of earliest event reported):
                           November 11, 2003



                           II-VI INCORPORATED
       (Exact name of registrant as specified in its charter)




        Pennsylvania               0-16195                25-1214948
(State or other jurisdiction     (Commission            (IRS Employer
     of incorporation)            File Number)     Identification Number)




       375 Saxonburg Boulevard, Saxonburg, Pennsylvania       16056
           (Address of principal executive offices)         (ZIP Code)



    Registrant's telephone number, including area code:  724-352-4455

      Former name or former address, if changed, since last report:
                              Not Applicable














Item 5.  Other Events And Required FD Disclosure
         ---------------------------------------

         On November 11, 2003, II-VI Incorporated (the "Company") issued a press release entitled, "II-VI Incorporated Announces
Shareholders' Meeting Results and Committees of the Board of Directors."

         The full text of the Company's press release is filed as
Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.






                                SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     II-VI INCORPORATED
                                     (Registrant)



Date:  November 12, 2003              By:  /s/ Carl J. Johnson
                                            Carl J. Johnson
                                 Chairman and Chief Executive Officer



Date:  November 12, 2003              By:  /s/ Craig A. Creaturo
                                            Craig A. Creaturo
                                 Chief Accounting Officer and Treasurer







                              EXHIBIT INDEX

    Exhibit No.    Description


      99.1         Press Release